Gabelli
International
Growth
Fund,
Inc.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

Gabelli International Growth Fund, Inc.

Annual Report - December 31, 1997

                                                                    Caesar Bryan

To Our Shareholders,

      During the quarter under review, financial markets across the globe continued to be dominated by news emanating from Southeast Asia. Most of that news was bad, as it became apparent that a number of countries would default on their debt without external assistance. International equity investors voted with their feet and sold. The magnitude of the decline in international stock markets were probably as large and took place as rapidly as any bear market in history. For example, just in the last six months of 1997, the equity markets of Indonesia, Malaysia, Korea and Thailand declined, in dollar terms, between 65% and 75%.

      These dramatic declines obviously impacted investors everywhere and only a handful of equity markets had a positive return during the fourth quarter. Apart from the U.S., all of these markets were located in Europe, where the Fund has a heavy weighting. The best performing equity market was Switzerland, which returned 7.2% for the quarter.

      The Japanese market fell by 21% during the quarter, reflecting her weakening economic performance and close economic ties to Southeast Asia. The dollar strengthened slightly against the deutschemark, but significantly against the yen during the quarter.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                        Quarter
                         ----------------------------------------
                           1st       2nd       3rd           4th       Year
                           ---       ---       ---           ---       ----
1997: Net Asset Value    $13.51    $14.67    $15.31        $14.40     $14.40
      Total Return ...      0.7%      8.6%      4.4%         (5.9)%      7.3%
--------------------------------------------------------------------------------
1996: Net Asset Value    $11.71    $12.55    $12.53        $13.42     $13.42
      Total Return ...      6.6%      7.2%     (0.2)%         7.1%      22.2%
--------------------------------------------------------------------------------
1995: Net Asset Value        --        --    $10.57        $10.98     $10.98
      Total Return ...       --        --       5.7%(b)       3.9%       9.8%(b)
--------------------------------------------------------------------------------

---------------------------------------------
Average Annual Returns - December 31, 1997(a)
---------------------------------------------

1 Year ..............................   7.3%
Life of Fund (b) ....................  15.6%

---------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

(b) From commencement of operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI INTERNATIONAL GROWTH FUND, THE LIPPER INTERNATIONAL FUND AVERAGE AND
               THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

   [The following table was depicted as a line chart in the printed material.[

           Gabelli International    Lipper International       Morgan Stanley
                Growth Fund*            Fund Average       Capital International
           ---------------------    --------------------   ---------------------
6/30/95            $10,000                 $10,000                $10,000
12/31/95           $10,990                 $10,605                $10,837
12/31/96           $13,429                 $12,132                $11,314
12/31/97             14409                   12799                  11552

----------
*     Past performance is not predictions of future performance.

Investment Performance

      The net asset value of the Gabelli International Growth Fund declined by 5.9% in the fourth quarter ended December 31, 1997. The Lipper Analytical Services International Fund Average and Morgan Stanley EAFE Index of international markets had returns of (7.7)% and (8.2)%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 7.3% for 1997. The Lipper International Fund Average and Morgan Stanley EAFE Index rose 5.5% and 2.1%, respectively, over the same twelve month period. Since inception on June 30, 1995 through December 31, 1997, the Fund has a total return of 44.0%, which equates to an average annual return of 15.6%.

Our Approach

      We purchase attractively valued companies, which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends, as well as relative size of the market.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [The following table was depicted as a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/97

                             Europe            79.4%

                             Southeast Asia     9.4%

                             Japan              7.5%

                             North America      3.5%

                             South Africa       0.2%

COMMENTARY

      It is still too early to forecast with confidence the full implication of the Southeast Asian debacle on the major developed countries in which the Fund primarily invests. However, two observations can be made. These concern interest rates and earnings, the two most important factors that determine equity prices.

      First, the events in Southeast Asia appear to be deflationary. Demand from the region will decline and exports from Asia will be priced lower. This will tend to reduce inflationary expectations in developed countries, which is a positive for interest rates. Most of this effect has already occurred as bond yields have declined to new lows in most markets. For example, by the end of 1997, the ten year government bond yield was 5.35% in Germany and 1.85% in Japan.

      The second observation concerns corporate earnings. For the most part, the impact is likely to be negative and will depend upon the severity of the economic downturn in the Far East. Companies that compete with Southeast Asian-based companies or sell directly to those countries will likely suffer most. Of course, the market has been quick to discount this effect. The best performing sectors in the fourth quarter, on a global basis, were telephone systems, entertainment, utilities and household products. The tradable goods sector performed the worst.

      Benefiting from lower interest rates and corporate activity, the Fund's financial stocks in Europe performed well during the quarter. These included Bank of Scotland, Bank of Ireland, Banca Commerciale Italiana and Banco Pastor in Spain. All of these stocks appreciated by more than ten percent. The Fund's insurance holdings such as Skandia in Sweden and UAF and SCOR in France also did well. The best performing holding during the quarter was Vodafone, the U.K.-based cellular telephone company, which rose by over 30%.

      Investors were quick to punish any company thought to be vulnerable to the "Asian Flu". Some will be adversely impacted but others have little exposure. Companies with sales in developing markets and the Far East such as Richemont, Christian Dior and Volkswagen performed poorly. However, other companies with very limited exposure to Asia fell sharply for no apparent reason. Examples of this includes Rieter, a Swiss machinery and auto parts company, and Village Roadshow, an Australian-based entertainment and broadcasting company.

      In an environment of continuing low inflation and moderate growth, companies that can demonstrate earnings growth will likely be well rewarded by the market. In Europe, a recovering economy will help top line revenue growth and stocks will continue to be bolstered by restructuring efforts. Also, merger activity should remain strong as companies prepare for the introduction of the single currency.

      Despite continuing problems in the financial sector in Japan, we expect further measures to spur economic growth which should positively impact the stock market. In this environment, more domestically oriented sectors of the market might recover. The challenge in the Japanese market will be to find companies with shareholder friendly management, a leading market position and the ability to grow earnings.

      Southeast Asian markets are likely to rebound from very oversold levels but the economic adjustment process is likely to be painful and unpredictable. Therefore, we would rather wait until earnings visibility has improved before making any significant commitments to Asian markets.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 1997.

Banca Commerciale Italiana (BCMI.MI - $3.48 - Milan Stock Exchange) is a commercial bank based in Milan. The bank has 1,350 branches in Italy and 330 abroad. We believe that there are a number of trends in place which should prove beneficial to a number of Italian banks. First, the macroeconomic environment in Italy has improved considerably and Italy appears set to join the European Monetary Union. Second, the government recognizes the need to improve the industry's returns and this should pave the way for a consolidation among the larger banks. We expect BCI to be involved in this process. BCI is currently benefiting from a surge in its asset management business as customers move assets from deposit accounts to mutual funds.

Bank of Ireland (BKIR.I - $15.28 - Irish Stock Exchange) is the second largest bank in Ireland behind Allied Irish Banks. Roughly half of the bank's revenues are derived from Ireland. Apart from a small presence in the U.S., the remainder of the bank's activities are located in the U.K. The company is experiencing excellent growth in Ireland as the Irish economy is growing rapidly and with extremely low inflation. The bank recently made an excellent acquisition in the west of England and we expect further growth in their U.K. activities. The Bank of Ireland's ability to generate high returns on risk assets and equity should result in substantial dividend increases over the next few years.

Commercial Union plc (CUAC.L - $13.97 - London Stock Exchange), headquartered in the U.K., is one of the largest insurance groups in Europe. The company writes life and general business insurance in more than fifty countries, although France, the Netherlands, the U.S. and the U.K. are its major markets. In recent years, the company has concentrated on life insurance rather than non-life business because of its greater growth potential and stability of earnings. Asset management is now an important generator of fees and

Commercial Union now has over $100 billion under management. We believe the market has not yet fully recognized the company's more highly valued life insurance business.

Deutsche Bank AG (DBKG.F - $69.96 - Frankfurt Stock Exchange) is one of Europe's leading banking institutions. In recent years, the bank has expanded outside its home market of Germany and developed an investment banking capability. Last year, the bank adjusted its management structure into four divisions - retail, corporate, investment banking and group services. Each division has its own management. In 1996, Deutsche Bank reported net income of DM2.2 billion (US $1.3 billion) and a return on equity of 17.1%. The bank has a large stock portfolio which was valued at DM27.0 billion (US $16.9 billion) at the end of 1996. This includes 22.6% of Daimler-Benz and 10% of Allianz. Assets under management for private and institutional clients exceeded DM350 billion (US $205 billion) at the end of the last year. We believe Deutsche Bank will be at the center of the consolidation of Europe's banking industry.

Nestle SA (NESZ.Z - $75.04 - Zurich Stock Exchange), based in Switzerland, is one of the world's leading food companies. Its major business groups include beverages, milk products, prepared dishes and confectionery. Nestle invented instant coffee and its brand Nescafe is the world's leading instant coffee. Other well known brands which Nestle controls include Perrier, Carnation, Stouffer's, Alcon and L'Oreal. Nestle's sales are spread over the different regions of the world with particularly good positions in developing countries which, we believe, will contribute increasingly to revenues in the future. For example, of fifteen factories opened in the past three years, twelve were located in emerging markets. We expect fairly strong profit growth in the medium term after a few years of lackluster performance and the stock appears undervalued relative to its peers.

Novartis AG (NOVZN.S - $1,624.90 - Zurich Stock Exchange) was created by the merger of two of Europe's largest pharmaceutical companies, namely Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of about $5 billion, was recently spun off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will reduce costs following the merger. We expect at least 15% annual earnings growth for the next few years.

Oerlikon-Buehrle Holding AG (OBZN.S - $140.55 - Zurich Stock Exchange) is a Zurich-based holding company best known for being involved in businesses as diverse as shoes and defense equipment. The gem within this company is their wholly-owned subsidiary called Balzers and Leybold, which manufactures vacuum pumps and thin film-coating systems. These products are sold to semiconductor manufacturers and companies involved in data storage. Balzers and Leybold is a market leader in most of its areas of operation and the business is very profitable. We believe the market has overlooked the excellent growth potential at Balzers but rather focused on Oerlikon-Buehrle's second largest operating unit, Bally. Bally is one of the world's best-known shoe manufacturers but suffers from low profitability. We believe new management will seek to improve Bally's operating performance and take other measures to surface shareholder value.

SCOR SA (SCOR.P -$47.84 - Paris Stock Exchange) is a medium sized re-insurance company based in France. The company has undergone significant ownership changes over the past year with over 80% of the shares now in public hands. The re-insurance industry is in the midst of a period of consolidation that will likely raise the barrier to entry. This should have a positive impact on profitability. SCOR trades at a meaningful discount to its competitors, which we believe, will narrow over time.

Skandia Forsakrings AB (SDIA.ST - $47.20 - Stockholm Stock Exchange) is an insurance company with its headquarters in Sweden. The most exciting aspect of Skandia's operations is its unit linked savings business, commonly known in the U.S. as variable annuities. Skandia has established leading market positions in both the U.S. and U.K. as well as Scandinavia. Their variable annuity business, known as AFS, has grown quickly and benefits from worldwide trends towards self administrated savings plans. We believe that this rapid growth will continue and that the market has not yet fully recognized the value of this business. If this persists, we expect management to seek a separate listing for AFS.

Telecom Italia Mobile SpA (TIM.MI - $4.62 - Milan Stock Exchange) operates one of the two cellular licenses in Italy and is controlled by Telecom Italia. Growth in cellular telephony in Italy has been rapid over the past two years and TIM has benefited from this growth. Management has been successful in avoiding handset subsidies but has been able to be innovative in providing attractive packages and services such as prepaid cards. Although we expect a third operator to be granted a license soon, this new operator will probably not begin operations until 1999.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GIGRX. Please call us during the business day for further information.

      As always, we thank you for your confidence in our investment abilities and will strive to preserve and enhance the assets you have entrusted to us.

                                          Sincerely,


                                          Caesar Bryan
                                          President and Portfolio Manager

February 1, 1998

     ---------------------------------------------------------------------

                                Top Ten Holdings
                                December 31, 1997

            Novartis AG                     Commercial Union plc
            Skandia Forsakrings AB          Oerlikon-Buehrle Holding AG
            Bank of Ireland                 Deutsche Bank AG
            Banca Commerciale Italiana      SCOR SA
            Telecom Italia Mobile SpA       Nestle SA

     ---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- December 31, 1997
================================================================================

                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----          -----
            COMMON STOCKS -- 99.1%
            AUTOMOTIVE -- 2.7%
   10,000   Renault SA+ .........................   $   276,471     $   281,423
    7,000   Toyota Motor Corp. ..................       172,703         201,352
                                                    -----------     -----------
                                                        449,174         482,775
                                                    -----------     -----------
            AUTOMOTIVE: PARTS and
            ACCESSORIES -- 1.6%
   16,000   Phoenix AG ..........................       253,094         284,754
                                                    -----------     -----------
            BROADCASTING -- 5.1%
   20,000   Granada Group plc ...................       256,310         308,348
    1,250   NRJ SA ..............................       161,550         174,123
      700   Pathe SA ............................       174,147         135,907
   35,000   Publishing and
              Broadcasting Ltd. .................       145,933         155,073
   74,430   Village Roadshow Ltd. ...............       207,714         153,054
                                                    -----------     -----------
                                                        945,654         926,505
                                                    -----------     -----------
            BUILDING and
            CONSTRUCTION -- 1.1%
   17,000   CRH plc .............................       169,915         197,484
                                                    -----------     -----------
            BUSINESS SERVICES -- 2.1%
    1,000   Alliance Et Gestion .................        47,107          44,383
    5,000   Reuters Holdings plc, ADR ...........       340,351         331,250
                                                    -----------     -----------
                                                        387,458         375,633
                                                    -----------     -----------
            COMPUTER SOFTWARE and
            SERVICES -- 0.5%
    2,500   Merkantildata ASA ...................        88,510          86,135
                                                    -----------     -----------
            CONGLOMERATES -- 1.7%
    6,800   Invik & Co. AB, B Free ..............       204,771         304,246
                                                    -----------     -----------
            CONSUMER PRODUCTS -- 8.5%
    2,000   Christian Dior SA ...................       310,970         205,124
      230   Compagnie Financiere
              Richemont AG ......................       336,451         250,728
   16,000   Lavipharm SA ........................       123,415          85,160
   12,000   Matsushita Electronic
              Industrial Co. Ltd. ...............       245,335         176,279
    2,500   Nintendo Co. Ltd. ...................       158,757         246,114
    3,200   Sony Corp. ..........................       233,240         285,492
   85,000   Swedish Match AB ....................       277,853         283,892
                                                    -----------     -----------
                                                      1,686,021       1,532,789
                                                    -----------     -----------
            DIVERSIFIED INDUSTRIAL -- 2.1%
    2,750   Oerlikon-Buehrle
              Holding AG ........................       294,179         386,514
                                                    -----------     -----------
            ELECTRONICS -- 0.9%
   15,000   NEC Corp. ...........................       184,784         160,359
                                                    -----------     -----------
            ENERGY -- 3.3%
   25,000   British Petroleum Co. plc ...........       264,993         329,080
    4,000   Veba AG .............................       225,078         272,519
                                                    -----------     -----------
                                                        490,071         601,599
                                                    -----------     -----------
            EQUIPMENT and SUPPLIES -- 2.5%
    1,600   KSB AG ..............................       237,909         351,494
      250   Rieter Holdings Ltd. ................       114,153         106,955
                                                    -----------     -----------
                                                        352,062         458,449
                                                    -----------     -----------
            FINANCIAL SERVICES -- 18.6%
  130,000   Banca Commerciale Italiana ..........       257,460         452,206
    4,000   Banco Pastor SA .....................       234,057         337,236
   30,234   Bank of Ireland .....................       251,566         461,954
   40,000   Bank of Scotland ....................       192,685         362,647
   71,239   Colonial Ltd. .......................       191,867         203,306
    5,500   Deutsche Bank AG ....................       378,087         384,807
   10,000   Dundee Bancorp Inc.,
              Cl. A+ ............................       135,907         210,340
   10,175   HSBC Holdings plc ...................       199,155         250,821
    3,000   Safra Republic Holdings SA ..........       263,000         321,000
   23,000   Skandinaviska
              Enskilda Banken ...................       198,798         291,328
    2,000   Trimark Financial Corp. .............        99,395          90,495
                                                    -----------     -----------
                                                      2,401,977       3,366,140
                                                    -----------     -----------
            FOOD and BEVERAGE -- 5.2%
  150,000   Foster's Brewing Group Ltd. .........       285,534         285,386
    3,500   Hartwall Oy AB ......................        75,145         289,230
    5,000   Nestle SA, ADR ......................       295,719         375,202
                                                    -----------     -----------
                                                        656,398         949,818
                                                    -----------     -----------
            HEALTH CARE -- 10.8%
   17,000   Astra AB, Cl. A .....................       283,533         294,605
   15,000   Glaxo Wellcome plc ..................       226,478         355,407
      450   Novartis AG .........................       478,288         731,204
       30   Roche Holding AG ....................       273,742         298,344
    8,000   Zeneca Group plc ....................       243,955         281,693
                                                    -----------     -----------
                                                      1,505,996       1,961,253
                                                    -----------     -----------
            HOTELS and GAMING -- 0.6%
  115,000   Sydney Harbour Casino
              Holdings Ltd.+ ....................       159,426         109,023
                                                    -----------     -----------
            INSURANCE -- 7.7%
   28,670   Commercial Union plc ................       326,998         400,504
    5,600   Mapfre Corp. ........................       149,798         148,436
    8,000   SCOR SA .............................       293,745         382,722
   10,000   Skandia Forsakrings AB ..............       290,162         471,997
                                                    -----------     -----------
                                                      1,060,703       1,403,659
                                                    -----------     -----------
            METALS and MINING -- 1.3%
   31,081   Antofagasta Holding plc .............       181,222         168,765
   67,500   Glencar Explorations plc+ ...........        57,487          30,543

    The accompanying notes are an integral part of the financial statements.

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================

                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----          -----
            COMMON STOCKS (continued)
            METALS and MINING (continued)
   24,040   Randgold and
              Exploration Co. Ltd.+ .............   $    85,420     $    31,122
                                                    -----------     -----------
                                                        324,129         230,430
                                                    -----------     -----------
            PUBLISHING -- 7.5%
   25,000   Arnoldo Mondadori
              Editore SpA+ ......................       199,677         196,550
   35,000   Independent Newspapers ..............       184,724         188,604
   16,573   Independent Newspapers
              Ltd. ..............................        64,735          89,764
   50,037   News Corp. Ltd. .....................       254,217         276,143
   20,000   Pearson plc .........................       247,873         259,974
   20,000   Schibsted SA ........................       316,348         343,181
                                                    -----------     -----------
                                                      1,267,574       1,354,216
                                                    -----------     -----------
            REAL ESTATE -- 1.6%
   24,000   Cheung Kong (Holdings) Ltd. .........       212,570          157,196
   19,000   Sun Hung Kai Properties Ltd. ........       232,225          132,417
                                                     ----------      ----------
                                                        444,795         289,613
                                                    -----------     -----------
            SPECIALTY CHEMICALS-- 1.8%
      400   Clariant AG .........................       167,575         334,579
                                                    -----------     -----------
            TELECOMMUNICATIONS -- 2.4%
       20   DDI Corp. ...........................       155,661          53,068
    5,930   Hellenic Telecommunications
              Organization SA (OTE) .............       143,116         121,651
       30   Nippon Telegraph &
              Telephone Corp. ...................       222,580         258,420
                                                    -----------     -----------
                                                        521,357         433,139
                                                    -----------     -----------
            TEXTILE -- 2.0%
   50,000   Simint SpA+ .........................       113,952         363,406
                                                    -----------     -----------
            TRANSPORTATION -- 3.4%
   15,300   MIF Ltd. ............................       188,903         271,873
   25,000   SAS Norge ASA, Cl. B ................       302,891         349,286
                                                    -----------     -----------
                                                        491,794         621,159
                                                    -----------     -----------
            WIRELESS COMMUNICATIONS -- 4.2%
   90,000   Telecom Italia Mobile SpA ...........       195,877         415,640
    4,650   Vodafone Group plc, ADR .............       187,626         337,125
                                                    -----------     -----------
                                                        383,503         752,765
                                                    -----------     -----------
            TOTAL COMMON
            STOCKS ..............................    15,004,872      17,966,442
                                                    -----------     -----------
            PREFERRED STOCKS -- 2.4%
            AUTOMOTIVE -- 1.4%
      600   Volkswagen AG Pfd. ..................       218,932         257,280
                                                    -----------     -----------
            BROADCASTING -- 0.9%
    3,750   Prosieben Media AG Pfd.+ ............       154,101         172,062
                                                    -----------     -----------
            TOTAL PREFERRED STOCKS ..............       373,033         429,342
                                                    -----------     -----------
            RIGHTS -- 0.0%
            FINANCIAL SERVICES -- 0.0%
   70,000   Colonial Ltd.+ ......................             0           3,284
                                                    -----------     -----------
            TOTAL RIGHTS ........................             0           3,284
                                                    -----------     -----------
            OPTIONS -- 0.0%
            METALS and MINING -- 0.0%
   16,000   Durban Roodepoort Deep Ltd.+                 62,700           9,042
                                                    -----------     -----------
            TOTAL OPTIONS .......................        62,700           9,042
                                                    -----------     -----------
            TOTAL INVESTMENTS --
              101.5%............. ...............   $15,440,605      18,408,110
                                                    ===========
            Other Assets and Liabilities
              (Net)-- (1.5)%.....................                      (275,032)
                                                                    -----------
            NET ASSETS -- 100.0%
              (1,259,160 shares outstanding) ....                   $18,133,078
                                                                    ===========
            NET ASSET VALUE,
              Offering and Redemption
              Price Per Share....................                        $14.40
                                                                         ======

------------
For Federal income tax purposes:
     Aggregate cost..............................                   $15,440,605
                                                                    ===========
     Gross unrealized appreciation...............                     3,895,645
     Gross unrealized depreciation...............                      (928,140)
                                                                    -----------
     Net unrealized appreciation.................                   $ 2,967,505
                                                                    ===========

-------------------
  +     Non-income producing security.
ADR --  American Depositary Receipt.

                                                           % of
                                                          Market       Market
Geographic Diversification                                 Value        Value
--------------------------                                 -----        -----
Europe                                                     79.4%    $14,616,040
Southeast Asia                                              9.4%      1,730,362
Japan                                                       7.5%      1,380,608
North America                                               3.5%        644,284
South Africa                                                0.2%         36,816
                                                         ------     -----------
                                                          100.0%    $18,408,110
                                                         ======     ===========

    The accompanying notes are an integral part of the financial statements.

                     Gabelli International Growth Fund, Inc.

Statement of Assets and Liabilities
December 31, 1997
================================================================================

Assets:
   Investments, at value (cost $15,440,605) ................       $ 18,408,110
   Foreign cash, at value (cost $57,848) ...................             58,799
   Receivable for investments sold .........................            587,261
   Dividends and interest receivable .......................             10,575
   Deferred organizational expenses ........................             48,946
   Other receivables .......................................             17,469
                                                                   ------------
     Total Assets ..........................................         19,131,160
                                                                   ------------
Liabilities:
   Payable to custodian ....................................            853,363
   Payable for investments purchased .......................              5,591
   Payable for Fund shares redeemed ........................                618
   Payable for investment advisory fees ....................             16,138
   Payable for distribution fees ...........................             12,640
   Other accrued expenses ..................................            109,732
                                                                   ------------
     Total Liabilities .....................................            998,082
                                                                   ------------
     Net Assets (applicable to 1,259,160
       shares outstanding) .................................       $ 18,133,078
                                                                   ============
     Net Asset Value, offering and
       redemption price per share ..........................       $      14.40
                                                                   ============

Net Assets consist of:
   Capital stock, at par value .............................       $      1,259
   Additional paid-in capital ..............................         15,175,926
   Accumulated net investment loss .........................               (583)
   Accumulated net realized loss on investments
     and foreign currency transactions .....................            (11,590)
   Net unrealized appreciation on
     investments and assets and liabilities
     denominated in foreign currencies .....................          2,968,066
                                                                   ------------
     Total Net Assets ......................................       $ 18,133,078
                                                                   ============

Statement of Operations
For the Year Ended December 31, 1997
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $34,081) .............       $    300,054
   Interest ................................................             18,354
                                                                   ------------
     Total Investment Income ...............................            318,408
                                                                   ------------

Expenses:
   Investment advisory fees ................................            193,382
   Distribution fees .......................................             48,332
   Custodian fees and expenses .............................             53,176
   Shareholder services fees ...............................             37,917
   Registration fees .......................................             37,468
   Legal and audit fees ....................................             34,065
   Shareholder report expenses .............................             32,574
   Amortization of organizational expenses .................             19,643
   Interest expense ........................................              5,033
   Miscellaneous expenses ..................................             14,635
                                                                   ------------
     Total Expenses ........................................            476,225
                                                                   ------------

Net Investment Loss ........................................           (157,817)
                                                                   ------------

Net Realized and Unrealized Gain (Loss) on
   Investments:
   Net realized loss on investments and
    foreign currency transactions ..........................             (3,387)
   Net change in unrealized appreciation on
     investments and assets and liabilities
     denominated in foreign currencies .....................          1,523,689
                                                                   ------------
   Net realized and unrealized gain on
     investments and foreign
     currency transactions .................................          1,520,302
                                                                   ------------
Net increase in net assets resulting
   from operations .........................................       $  1,362,485
                                                                   ============

Statement of Changes in Net Assets
================================================================================

                                                       Year Ended December 31,
                                                   -----------------------------
                                                        1997            1996
                                                        ----            ----
Operations:
   Net investment loss .........................    $  (157,817)    $   (78,570)
                                                    -----------     -----------
   Net realized gain (loss) on investments and
     foreign currency transactions .............         (3,387)         53,490
   Net change in unrealized appreciation
    on investments and assets and liabilities
    denominated in foreign currencies ..........      1,523,689       1,335,173
                                                    -----------     -----------
     Net increase in net assets resulting from
       operations ..............................      1,362,485       1,310,093
                                                    -----------     -----------
Share transactions:
   Net increase in net assets from Fund share
     transactions ..............................      3,955,200       9,409,143
                                                    -----------     -----------
     Net increase in net assets ................      5,317,685      10,719,236
Net Assets:
   Beginning of period .........................     12,815,393       2,096,157
                                                    -----------     -----------
   End of period ...............................    $18,133,078     $12,815,393
                                                    ===========     ===========

    The accompanying notes are an integral part of the financial statements.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act") whose primary objective is long term capital appreciation. The Fund commenced operations on June 30, 1995. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1997, the Fund had open positions in the following forward foreign currency sale contracts:

                                Settlement                           Unrealized
       Amount/Currency             Date       Proceeds      Value    Gain (Loss)
  -------------------------     ----------   ----------   ---------- -----------
    12,539  Australian Dollars    1/6/98     $  (8,226)   $  (8,171)    $   55
   281,292  French Francs         1/6/98       (46,980)     (46,773)       207
   336,029  French Francs         2/2/98       (56,240)     (55,951)       289
    64,131  German Marks          1/7/98       (35,847)     (35,680)       167
16,545,025  Greek Drachmas        1/7/98       (58,577)     (58,219)       358
    34,339  Irish Punts           1/6/98       (49,534)     (48,934)       600
17,168,866  Japanese Yen          1/8/98      (131,967)    (132,101)      (134)
 1,081,595  Norwegian Krones      1/7/98      (147,759)    (146,807)       952
   396,506  Swedish Krones        1/8/98       (50,254)     (50,005)       249
                                             ---------    ---------     ------
            Total/Net                        $(585,384)   $(582,641)    $2,743
                                             =========    =========     ======

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                  Accumulated Net
       Accumulated Net                    Realized (Loss) on Investments
      Investment (Loss)                  and Foreign Currency Transactions
      -----------------                  ---------------------------------
          $157,234                                   $(61,693)

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes of $11,590. This loss carryforward is available to reduce future distributions of net capital gains to shareholders. All of this loss carryforward is available through 2005.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

3. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1997, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $48,332, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1997, other than short term securities, aggregated $15,972,048 and $11,746,857, respectively.

6. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1997.

The average daily amount of borrowings outstanding during the year ended December 31, 1997 was $10,110, with a related weighted average interest rate of 6.375%. The maximum amount borrowed at any time during the year ended December 31, 1997 was $530,000.

7. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                            Year Ended                     Year Ended
                        December 31, 1997               December 31, 1996
                  ----------------------------     ---------------------------
                     Shares          Amount          Shares        Amount
                  ------------    ------------    ------------    ------------
Shares sold ...      2,060,711     $29,142,430       1,181,626     $14,647,029
Shares redeemed     (1,756,680)    (25,187,230)       (417,324)     (5,237,886)
                     ---------     -----------      ----------     -----------
  Net increase         304,031     $ 3,955,200         764,302     $ 9,409,143
                     =========     ===========      ==========     ===========

Gabelli International Growth Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                  Year Ended December 31,
                                                              ------------------------------
                                                                1997        1996       1995+
                                                              -------     -------     ------
Operating performance:
    Net asset value, beginning of period ..................    $13.42      $10.98     $10.00
                                                               ------      ------     ------
    Net investment loss ...................................     (0.13)      (0.15)(e)  (0.03)(e)
    Net realized and unrealized gain on investments .......      1.11        2.59       1.01
                                                               ------      ------     ------
    Total from investment operations ......................      0.98        2.44       0.98
                                                               ------      ------     ------
Net asset value, end of period ............................    $14.40      $13.42     $10.98
                                                               ======      ======     ======
    Total return (a) ......................................       7.3%       22.2%       9.8%
                                                               ======      ======     ======
Ratios to average net assets and supplemental data:
    Net assets, end of period (in 000's) ..................   $18,133     $12,815     $2,096
    Ratios of net investment loss to average net assets (b)     (0.82)%     (1.21)%    (1.19)%(c)
    Ratio of operating expenses to average net assets (b) .      2.46%       2.72%       2.75%(c)
    Portfolio turnover rate ...............................        63%         55%         30%
    Average commission rate per share (d) .................   $0.0165     $0.0271          --

----------
+   From commencement of operations on June 30, 1995.
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period. Total return for the period of less than one year is not annualized.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.44%. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)% for 1995 (annualized), respectively.
(c) Annualized.
(d) For fiscal years beginning on or after September 1, 1995, the SEC requires a fund to disclose its average commission rate paid per share.
(e) Based on average month-end shares outstanding.

Gabelli International Growth Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Gabelli International Growth Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli International Growth Fund, Inc. at December 31, 1997 and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York                      /s/ Ernst & Young LLP
February 13, 1998

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

                  Mario J. Gabelli, CFA         Werner J. Roeder, MD
                  Chairman and Chief            Director of Surgery
                  Investment Officer            Lawrence Hospital
                  Gabelli Funds, Inc.

                  Anthony J. Colavita           Anthonie C. van Ekris
                  Attorney-at-Law               Managing Director
                  Anthony J. Colavita, P.C.     BALMAC International, Inc.

                  Karl Otto Pohl
                  Former President
                  Deutsche Bundesbank

                         Officers and Portfolio Managers

                  Caesar Bryan                  Bruce N. Alpert
                  President and                 Vice President
                  Portfolio Manager             and Treasurer

                  James E. McKee
                  Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------